                                                                    EXHIBIT 99.2

                                                                    [LOGO OF CB
NEWS                                                                 COMMERCIAL]
--------------------------------------------------------------------------------
from America's Leading Commercial Real Estate Services Company

CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
533 South Fremont Avenue
Los Angeles, CA 90071
(213) 613-3123
TRADED: NASDAQ:CBCG


AT THE COMPANY                 AT THE FINANCIAL RELATIONS BOARD
Cary Brazeman                  Karen Taylor             Stephanie Mishra
Corporate Communications       General Information      Investor/Analyst Contact
(213) 613-3227                 (310) 442-0599           (415) 986-1591
______________________________________________________________________________

FOR IMMEDIATE RELEASE
NOVEMBER 4, 1997


            CB COMMERCIAL REPORTS 21% REVENUE GAINS, 23% INCREASE IN
                            EBITDA FOR THIRD QUARTER

               .  EPS ON AN ADJUSTED BASIS INCREASES 67% TO $.40
               .  REORGANIZES INTO THREE BUSINESS UNITS

LOS ANGELES, CA, NOVEMBER 4, 1997-- CB Commercial (NASDAQ:CBCG), the world's leading commercial real estate services provider, today reported third quarter consolidated revenue gains of 20.6%, along with 23.4% growth in earnings before interest, income taxes, depreciation and amortization ("EBITDA") before one-time charges. For the quarter, adjusted earnings per share increased 67.0% to $.40 per share, before one-time charges which primarily relate to the combination with Koll Real Estate Services ("Koll").

CONSOLIDATED RESULTS

For the third quarter ended September 30, 1997, consolidated revenues increased 20.6% to $177.5 million versus $147.2 million a year ago. These gains include approximately one month of Koll revenues. EBITDA increased 23.4% to $20.9 million before one-time charges compared with $16.9 million in 1996. Including merger-related charges, the company reported a net loss applicable to common shareholders of $2.9 million, or $.18 per share, versus net income applicable to common shareholders of $43.8 million, or $3.11 per share, in the comparable year-ago quarter. Earnings per common share, adjusted to exclude one-time charges and the effect of a 1996 reduction in tax valuation allowances (which artificially increased net income and earnings per share), increased 67.0% to $.40 per share from $.24 per share in 1996.

                                    -more-

    In Exclusive Alliance with DTZ and C. Y. Leung [LOGO] Exceeding Client
                         Expectations Around the Globe

CB Commercial News Release
November 4, 1997
Page 2

For the nine months ended September 30, 1997, consolidated revenues increased 20.1% to $469.5 million versus $390.9 million a year ago. These gains also reflect one month of Koll revenues. EBITDA before one-time charges advanced 27.6% to $46.2 million, versus $36.2 million for the comparable nine month period in 1996. Net income applicable to common shareholders was $2.2 million, or $.15 per share, compared to $45.4 million, or $3.29 per share, in the prior year period. Earnings per common share, adjusted to exclude one-time charges, improved 119.4% to $.79 per share for the nine months ended September 30, 1997, on a fully diluted basis.

Both the quarter and nine month adjusted results for 1996 exclude tax valuation allowance adjustments. The company further noted that total one-time charges of $16.0 million for 1997 included severance, facilities consolidation, accelerated amortization and other costs occasioned by the Koll merger and concurrent refinancing.

KOLL INTEGRATION LARGELY COMPLETE

Chairman and Chief Executive Officer James J. Didion said, "We are now operating as one company, though in fact we began marketing our combined strengths even before the transaction closed. For instance, we believe our enhanced competitive position was instrumental in securing the award of more than 30 million square feet of new facilities management contracts over the past three months." CB Commercial continues to expect annual run rate expense synergies of more than $12 million from combining the companies, commencing in 1998.

MARKET FACTORS

A strong national economy and strengthening real estate markets helped propel the company toward its third quarter financial performance. As an example, in the office space sector, according to preliminary quarterly data from CB Commercial/Torto Wheaton Research ("CBC/TWR"), the company's Boston-based real estate econometric analysis and forecasting firm, demand for office space continues to be high-- a result of positive job creation and generally favorable economic activity-- and, because the growth of new space has been limited, average rents are on the rise.

More specifically, according to CBC/TWR, more office space was absorbed in the third quarter of 1997 than during any period since the third quarter of 1990. This pushed suburban office vacancy rates on a national basis below 10 percent for the first time since 1985, with downtown areas improving as well. In the latest quarter, for example, the office vacancy rate in suburban Los Angeles dropped by two full percentage points, from 17.9% to 15.9%.

THREE SEPARATE BUSINESSES

With the Koll integration, CB Commercial has restructured into three global business units to best serve clients, as well as better reflect market opportunities, and to encourage better investment community

                                    -more-

CB Commercial News Release
November 4, 1997
Page 3

understanding of company prospects. The three units are brokerage services, corporate and institutional management services, and financial services. For the current quarter, the company will report business segment data in both the new and old segment formats. Commencing with the fourth quarter, the company will be reporting only on the new basis.

Didion said, "As we are the world's leading and most vertically integrated commercial real estate services company, the sheer number of ways we participate in commercial real estate sometimes makes it difficult for investors to understand and track all but the largest of our growth opportunities. For example, our corporate services and property management business, which is already a market leader, represents a tremendous growth opportunity as the trend of corporate America's outsourcing of non-core activities continues. Though it accounts for just over a quarter of the size of our brokerage operation in revenues, we are currently reinvesting the strong profits generated by the brokerage business, in people and technology in Corporate Services, to realize more quickly its growth potential. Similarly, we're investing in people and new products in a number of financial services sectors, and are poised for continued growth as market awareness of our capabilities increases. Our goal in the restructuring is to increase focus on growth opportunities and to breakout more clearly our progress in each area as the investments begin to pay off."

RELATIVE GAINS

During the quarter ended September 30, 1997, CB Commercial produced revenue increases of 18.2% in Brokerage Services, which reached $102.8 million, 54.6% in Corporate and Institutional Management Services, which reached $26.4 million, and 12.0% in Financial Services, which reached $48.3 million. All benefited from overall market trends and the competitive advantages generated by CB Commercial's vertical integration, with each segment pursuing specific strategies to increase its contribution to consolidated results for the year.

"Strategically," Didion said, "deal flow and cash flow from our brokerage business are expected to provide meaningful revenue and profit growth, and it will also provide a strong financial base, and market intelligence contribution to support the financial services and corporate services businesses. As a result, we are able to broadly benefit from not only the solid core, but also the expanding new markets for commercial real estate services."

BROKERAGE SERVICES (58% OF REVENUES; GREW 18%)

Well-known as the company's core business, Brokerage Services (commercial property sales and leasing) contributed 57.9% to consolidated revenues for the quarter. The company reported 18.2% higher brokerage revenues versus the third quarter of last year and 20.8% higher revenues for the nine months as lower vacancy rates in most of the U.S. caused rents and sales prices to increase. EBITDA increased 26.6% for the quarter and 50.7% for the nine months.

                                    -more-

CB Commercial News Release
November 4, 1997
Page 4


CORPORATE AND INSTITUTIONAL MANAGEMENT SERVICES (15% OF REVENUES; GREW 55%)

Providing a combination of transaction management and advisory services, property management and facilities management on a regional and national basis, this division constitutes a "one-stop shop" for major corporate and institutional clients. Compared to a year-ago, revenues from this unit increased 54.6%, due primarily to the Koll acquisition, to account for 14.9% of total revenues. As one of the top three players in this segment, CB Commercial manages approximately 300 million square feet and serves over 50 Fortune 500 clients as well as hundreds of institutional investors through the two business units that comprise this division: CB Commercial/Koll Management Services and CB Commercial/Madison Advisory Group. EBITDA for the quarter advanced 173.2% to $1.7 million, while segment EBITDA for the nine months was up 18.4% to $3.8 million.

Gary Beban, President of Corporate Services, noted, "While we are pleased with the way our operations have come together, the full benefits of our integration are not yet apparent financially. Specifically, our greatest area of operational overlap was in property management, and we expect the merger to generate a meaningful portion of the total expense synergies in this area. We have been and are continuing to invest in our corporate services business, which has been further pressuring our margins for the near-term, and anticipate these investments will start to pay-off during 1998."

FINANCIAL SERVICES (27% OF REVENUES; GREW 12%)

CB Commercial's Financial Services division is a market leader in the delivery of superior financial services and products to Wall Street, institutional, corporate and offshore investors. Services include investment property sales, mortgage banking through L.J. Melody & Company, valuation/appraisal, asset management through Westmark Realty Advisors and real estate market research. Products include hard-asset funds, loan funds, and mutual funds. Revenue from the Financial Services segment contributed 27.2% to consolidated revenues and increased 12.0% during the current quarter over the comparable prior year period. EBITDA was up 4.4% for the quarter and flat year-to-date, reflecting continued strength in investment property sales and valuation and appraisal activity offset by expected declines in investment management and a more competitive mortgage banking origination environment.

Ray Wirta, President of Financial Services, said, "In mortgage banking, we are experiencing competitive pressures from an enormous influx of capital, which is causing intense competition in the originations arena. In the investment management area, we are experiencing greater competition in acquiring properties, coupled with an anticipated run-off in our existing portfolio. Notwithstanding these unexpected negatives in the markets, we anticipate better results in both businesses as the new mortgage professionals mature, and the intensity of the investment markets stabilize somewhat. Additionally, we look forward to the expense synergies from combining the two investment advisory businesses as well as the anticipated revenues we expect to realize from investments we have been making in new financial services products."

                                    -more-

CB Commercial News Release
November 4, 1997
Page 5


FORWARD-LOOKING STATEMENTS

This release may contain forward-looking statements as well as historical information. Forward looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release. Such forward-looking statements speak only as of the date of this release. The company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in company expectations or results or any change in events.

Founded in 1906, CB Commercial is America's leading and largest commercial real estate services firm and a global leader in business real estate services. With 6,400 employees and through global strategic alliances, the company serves real estate users, owners and investors in over 200 cities in 35 countries. Services include commercial property sales and leasing, property management, corporate advisory and facilities management services, mortgage banking, realty advisory and investment management, capital markets, appraisal services, financial analysis, market research and human resources. CB Commercial Real Estate Services Group, Inc. had 1996 revenues of $583 million.
                                      ***
For more information on CB Commercial (via facsimile and at no cost), simply call 1-800-PRO-INFO and dial client code "CBCG." If you are calling from outside the United States, please dial 908-544-2850.

                                    -more-

CB Commercial News Release
November 4, 1997
Page 6


                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                               OPERATING RESULTS
              FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997 WITH
              COMPARATIVE FIGURES FOR THE SIMILAR PERIODS IN 1996



                                                                     QUARTER ENDED SEPTEMBER 30,
                                                        ---------------------------------------------------------
                                                          1997             1996          DIFFERENCE      % CHANGE
                                                        --------         --------        ----------      --------
CONSOLIDATED
------------
Revenue                                               $   177,520      $   147,168      $   30,352         20.6%
Costs and expenses:
   Commissions, fees and other incentives                  87,825           74,196          13,629         18.4%
   Operating, administrative and other                     68,809           56,042          12,767         22.8%
   Merger related and other non-recurring charges          12,924                0          12,924          n/a
   Depreciation and amortization                            6,098            3,431           2,667         77.7%
                                                      -----------      -----------      ----------        -----
Operating income                                            1,864           13,499         (11,635)       -86.2%
Interest income                                               740              286             454        158.7%
Interest expense                                            4,158            6,196          (2,038)       -32.9%
                                                      -----------      -----------      ----------        -----
Income (loss) before provision (benefit) for
   income tax and extraordinary items                      (1,554)           7,589          (9,143)         n/a
Provision (benefit) for income tax                           (569)           4,220          (4,789)         n/a
Reduction of valuation allowances                               0          (40,400)         40,400          n/a
                                                      -----------      -----------      ----------        -----
Net provision (benefit) for income tax                       (569)         (36,180)         35,611          n/a
                                                      -----------      -----------      ----------        -----
Net income (loss) before extraordinary items                 (985)          43,769         (44,754)         n/a
Extraordinary items                                           951                0             951          n/a
                                                      -----------      -----------      ----------        -----
Net income (loss)                                     $    (1,936)     $    43,769      $  (45,705)         n/a
                                                      ===========      ===========      ==========        =====
Net income (loss) applicable to common shareholders   $    (2,936)     $    43,769      $  (46,705)         n/a
                                                      ===========      ===========      ==========        =====

Primary earnings (loss) per share                     $     (0.18)     $      3.11      $    (3.29)         n/a
                                                      ===========      ===========      ==========        =====
Number of shares used in computing primary
   earnings (loss) per share                           16,231,033       14,060,957       2,170,076         15.4%
                                                      ===========      ===========      ==========        =====

Fully diluted earnings (loss) per share               $     (0.18)     $      3.11      $    (3.29)         n/a
                                                      ===========      ===========      ==========        =====
Number of shares used in computing fully diluted
   earnings (loss) per share                           16,244,001       14,060,957       2,183,044         15.5%
                                                      ===========      ===========      ==========        =====
EBITDA excluding merger related and other non-
   recurring charges                                  $    20,886      $    16,930      $    3,956         23.4%
                                                      ===========      ===========      ==========        =====

                                    -more-

CB Commercial News Release
November 4, 1997
Page 7

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                               OPERATING RESULTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 WITH
              COMPARATIVE FIGURES FOR THE SIMILAR PERIODS IN 1996


                                                              NINE MONTHS ENDED SEPTEMBER 30,
                                                -----------------------------------------------------------
                                                    1997           1996          DIFFERENCE        % CHANGE
                                                -----------    ------------      ----------        --------
CONSOLIDATED
------------
Revenue                                         $   469,542     $   390,863       $ 78,679          20.1%
Costs and expenses:
   Commissions, fees and other incentives           237,953         195,465         42,488          21.7%
   Operating, administrative and other              185,405         159,196         26,209          16.5%
   Merger related and other non-recurring
    charges                                          12,924               0         12,924           n/a
   Depreciation and amortization                     12,272           9,749          2,523          25.9%
                                                -----------     -----------       --------        ------
Operating income                                     20,988          26,453         (5,465)        -20.7%
Interest income                                       1,959           1,035            924          89.3%
Interest expense                                     12,007          17,883         (5,876)        -32.9%
                                                -----------     -----------       --------        ------
Income (loss) before provision (benefit) for
   income tax and extraordinary items                10,940           9,605          1,335          13.9%
Provision (benefit) for income tax                    4,786           4,610            176           3.8%
Reduction of valuation allowances                         0         (40,400)        40,400           n/a
                                                -----------     -----------       --------        ------
Net provision (benefit) for income tax                4,786         (35,790)        40,576           n/a
                                                -----------     -----------       --------        ------
Net income (loss) before extraordinary items          6,154          45,395        (39,241)        -86.4%
Extraordinary items                                     951               0            951           n/a
                                                -----------     -----------       --------        ------
Net income (loss)                               $     5,203     $    45,395       $(40,192)        -88.5%
                                                ===========     ===========       ========        ======
Net income (loss) applicable to common
   shareholders                                 $     2,203     $    45,395       $(43,192)        -95.1%
                                                ===========     ===========       ========        ======

Primary earnings (loss) per share               $      0.15     $      3.29       $  (3.14)        -95.4%
                                                ===========     ===========       ========        ======
Number of shares used in computing primary
   earnings (loss) per share                     14,663,028      13,815,434        847,594           6.1%
                                                ===========     ===========       ========        ======

Fully diluted earnings (loss) per share         $      0.15     $      3.29       $  (3.14)        -95.4%
                                                ===========     ===========       ========        ======
Number of shares used in computing fully
   diluted earnings (loss) per share             14,753,539      13,815,434        938,105           6.8%
                                                ===========     ===========       ========        ======
EBITDA excluding merger related
   and other non-recurring charges              $    46,184     $    36,202       $  9,982          27.6%
                                                ===========     ===========       ========        ======

                                    -more-

CB Commercial News Release
November 4, 1997
Page 8

                 CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

                                                        SEPTEMBER 30,       DECEMBER 31,
                                                            1997               1996
                                                        -------------       ------------
                                                          (UNAUDITED)
ASSETS

Cash and cash equivalents                                 $  43,623           $  49,328
Other current assets                                         97,088              63,593
Property and equipment, net                                  43,098              37,064
Goodwill and other intangible assets, net                   246,735              75,883
Other assets, net                                            67,277              52,045
                                                          ---------           ---------
     Total assets                                         $ 497,821           $ 277,913
                                                          =========           =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current maturities of long-term debt                      $   9,135           $  15,314
Other current liabilities                                   122,169              89,660
Long-term debt, less current maturities                     182,286             148,529
Other long-term liabilities                                  33,426              25,830
                                                          ---------           ---------
     Total liabilities                                    $ 347,016           $ 279,333

MINORITY INTEREST                                            12,390                  95

STOCKHOLDERS' EQUITY

Contributed capital                                       $ 328,026           $ 193,090
Accumulated deficit                                        (189,611)           (194,605)
                                                          ---------           ---------
     Total stockholders' equity                             138,415              (1,515)
                                                          ---------           ---------
     Total liabilities and stockholders' equity           $ 497,821           $ 277,913
                                                          =========           =========

                                    -more-

CB Commercial News Release
November 4, 1997
Page 9

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                     OPERATING RESULTS BY BUSINESS SEGMENT
        FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997 WITH COMPARATIVE
                    FIGURES FOR THE SIMILAR PERIODS IN 1996
                     -------------------------------------
                              NEW SEGMENT FORMAT
                     -------------------------------------

                                                                       QUARTER ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------
                                                           1997            1996         DIFFERENCE    % CHANGE
                                                        ----------      ----------      ----------    --------

BROKERAGE SERVICES
------------------

Revenue                                                  $102,760         $86,911         $15,849      18.2%

Costs and expenses:
     Commissions, fees and other incentives                57,280          47,969           9,311      19.4%
     Operating, administrative and other                   33,228          29,264           3,964      13.5%
     Depreciation and amortization                          3,636           1,834           1,802      98.3%
                                                         --------         -------         -------     -----
Operating income                                         $  8,616         $ 7,844         $   772       9.8%
                                                         ========         =======         =======     =====

CORPORATE & INSTITUTIONAL MANAGEMENT SERVICES
---------------------------------------------

Revenue                                                  $ 26,433         $17,094         $ 9,339      54.6%

Costs and expenses:
     Commissions, fees and other incentives                 9,878           7,766           2,112      27.2%
     Operating, administrative and other                   14,834           8,698           6,136      70.5%
     Depreciation and amortization                            850             217             633     291.7%
                                                         --------         -------         -------     -----
Operating income                                         $    871         $   413         $   458     110.9%
                                                         ========         =======         =======     =====

FINANCIAL SERVICES
------------------

Revenue                                                  $ 48,327         $43,163         $ 5,164      12.0%

Costs and expenses:
     Commissions, fees and other incentives                20,667          18,461           2,206      11.9%
     Operating, administrative and other                   20,747          18,080           2,667      14.8%
     Depreciation and amortization                          1,612           1,380             232      16.8%
                                                         --------         -------         -------     -----
Operating income                                         $  5,301         $ 5,242         $    59       1.1%
                                                         ========         =======         =======     =====

MERGER RELATED AND OTHER NON-RECURRING COSTS             $ 12,924         $     0         $12,924       n/a
--------------------------------------------             ========         =======         =======     =====

                                    -more-

CB Commercial News Release
November 4, 1997
Page 10

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                     OPERATING RESULTS BY BUSINESS SEGMENT
        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 WITH COMPARATIVE
                    FIGURES FOR THE SIMILAR PERIODS IN 1996
                     -------------------------------------
                              NEW SEGMENT FORMAT
                     -------------------------------------

                                                                     NINE MONTHS ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------
                                                           1997            1996         DIFFERENCE    % CHANGE
                                                        ----------      ----------      ----------    --------

BROKERAGE SERVICES
------------------

Revenue                                                   $282,126       $233,490         $48,636        20.8%

Costs and expenses:
     Commissions, fees and other incentives                157,977        130,076          27,901        21.4%
     Operating, administrative and other                    96,174         84,856          11,318        13.3%
     Depreciation and amortization                           6,560          5,512           1,048        19.0%
                                                          --------       --------         -------       -----
Operating income                                          $ 21,415       $ 13,046         $ 8,369        64.1%
                                                          ========       ========         =======       =====

CORPORATE & INSTITUTIONAL MANAGEMENT SERVICES
---------------------------------------------

Revenue                                                   $ 60,571       $ 47,015         $13,556        28.8%

Costs and expenses:
     Commissions, fees and other incentives                 25,873         20,713           5,160        24.9%
     Operating, administrative and other                    30,878         23,075           7,803        33.8%
     Depreciation and amortization                           1,292            684             608        88.9%
                                                          --------       --------         -------       -----
Operating income                                          $  2,528       $  2,543         $   (15)       -0.6%
                                                          ========       ========         =======       =====

FINANCIAL SERVICES
------------------

Revenue                                                   $126,845       $110,358         $16,487        14.9%

     Costs and expenses:
     Commissions, fees and other incentives                 54,103         44,676           9,427        21.1%
     Operating, administrative and other                    58,353         51,265           7,088        13.8%
     Depreciation and amortization                           4,420          3,553             867        24.4%
                                                          --------       --------         -------       -----
Operating income                                          $  9,969       $ 10,864         $  (895)       -8.2%
                                                          ========       ========         =======       =====

MERGER RELATED AND OTHER NON-RECURRING COSTS              $ 12,924       $      0         $12,924         n/a
--------------------------------------------              ========       ========         =======       =====

                                    -more-

CB Commercial News Release
November 4, 1997
Page 11

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                     OPERATING RESULTS BY BUSINESS SEGMENT
        FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997 WITH COMPARATIVE
                    FIGURES FOR THE SIMILAR PERIODS IN 1996
                     -------------------------------------
                              OLD SEGMENT FORMAT
                     -------------------------------------

                                                                       QUARTER ENDED SEPTEMBER 30,
                                                           1997            1996         DIFFERENCE    % CHANGE
                                                        ----------      ----------      ----------    --------

PROPERTY & USER SERVICES
------------------------
    Revenue:
       Brokerage                                          $102,772      $ 82,768         $20,004          24.2%
       Investment properties                                34,281        33,105           1,176           3.6%
       Corporate services/Facilities management              9,811         8,032           1,779          22.1%
       Property management                                   7,713         5,040           2,673          53.0%
       Other                                                 2,345           518           1,827         352.7%
                                                          --------      --------         -------        ------
                                                           156,922       129,463          27,459          21.2%

    Costs and expenses:
       Commissions, fees and other incentives               82,325        69,293          13,032          18.8%
       Operating, administrative and other                  57,155        46,333          10,822          23.4%
       Depreciation and amortization                         4,640         2,309           2,331         101.0%
                                                          --------      --------         -------        ------
    Operating income                                      $ 12,802      $ 11,528         $ 1,274          11.1%
                                                          ========      ========         =======        ======

INVESTOR SERVICES
-----------------

 MORTGAGE BANKING
    Revenue                                               $  6,577      $  6,790         $  (213)         -3.1%
    Costs and expenses:
       Commissions, fees and other incentives                2,627         2,772            (145)         -5.2%
       Operating, administrative and other                   3,107         3,191             (84)         -2.6%
       Depreciation and amortization                           354           254             100          39.4%
                                                          --------      --------         -------        ------
    Operating income                                      $    489      $    573         $   (84)        -14.7%
                                                          ========      ========         =======        ======

                                    -more-

CB Commercial News Release
November 4, 1997
Page 12

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                     OPERATING RESULTS BY BUSINESS SEGMENT
        FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997 WITH COMPARATIVE
                    FIGURES FOR THE SIMILAR PERIODS IN 1996
                     -------------------------------------
                              OLD SEGMENT FORMAT
                     -------------------------------------

                                                                       QUARTER ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------
                                                           1997            1996        DIFFERENCE     % CHANGE
                                                        ----------      ----------     ----------     --------
INVESTOR SERVICES (CONTINUED)
-----------------------------

    INVESTMENT MANAGEMENT AND ADVISORY
       Revenue                                             $ 7,592         $ 6,238         1,354          21.7%
       Costs and expenses:
         Commissions, fees and other incentives                 26               0            26           n/a
         Operating, administrative and other                 6,182           4,719         1,463          31.0%
         Depreciation and amortization                       1,073             832           241          29.0%
                                                           -------         -------       -------         -----
       Operating income                                    $   311         $   687       $  (376)        -54.7%
                                                           =======         =======       =======         =====

    VALUATION & APPRAISAL SERVICES
       Revenue                                             $ 6,429         $ 4,677       $ 1,752          37.5%
       Costs and expenses:
         Commissions, fees and other incentives              2,847           2,131           716          33.6%
         Operating, administrative and other                 2,365           1,799           566          31.5%
         Depreciation and amortization                          31              36            (5)        -13.9%
                                                           -------         -------       -------         -----
       Operating income                                    $ 1,186         $   711       $   475          66.8%
                                                           =======         =======       =======         =====

TOTAL INVESTOR SERVICES
-----------------------
       Revenue                                             $20,598         $17,705       $ 2,893          16.3%
       Costs and expenses:
         Commissions, fees and other incentives              5,500           4,903           597          12.2%
         Operating, administrative and other                11,654           9,709         1,945          20.0%
         Depreciation and amortization                       1,458           1,122           336          29.9%
                                                           -------         -------       -------         -----
       Operating income                                    $ 1,986         $ 1,971       $    15           0.8%
                                                           =======         =======       =======         =====

MERGER RELATED & OTHER NON-RECURRING COSTS                 $12,924         $     0       $12,924           n/a
------------------------------------------                 =======         =======       =======         =====

                                    -more-

CB Commercial News Release
November 4, 1997
Page 13

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                     OPERATING RESULTS BY BUSINESS SEGMENT
        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 WITH COMPARATIVE
                    FIGURES FOR THE SIMILAR PERIODS IN 1996
                     -------------------------------------
                              OLD SEGMENT FORMAT
                     -------------------------------------

                                                                    NINE MONTHS ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------
                                                           1997            1996        DIFFERENCE     % CHANGE
                                                        ----------      ----------     ----------     --------
PROPERTY & USER SERVICES
------------------------
    Revenue:
       Brokerage                                          $274,940        $227,756       $47,184         20.7%
       Investment properties                                95,605          80,406        15,199         18.9%
       Corporate services/Facilities management             22,589          17,436         5,153         29.6%
       Property management                                  17,361          14,705         2,656         18.1%
       Other                                                 3,174           1,198         1,976        164.9%
                                                          --------        --------       -------        -----
                                                           413,669         341,501        72,168         21.1%

    Costs and expenses:
        Commissions, fees and other incentives             222,842         183,731        39,111         21.3%
        Operating, administrative and other                153,115         130,764        22,351         17.1%
        Depreciation and amortization                        8,658           7,050         1,608         22.8%
                                                          --------        --------       -------        -----
    Operating income                                      $ 29,054        $ 19,956       $ 9,098         45.6%
                                                          ========        ========       =======        =====

INVESTOR SERVICES
-----------------

    MORTGAGE BANKING
      Revenue                                             $ 17,934        $ 14,035       $ 3,899         27.8%
      Costs and expenses:
        Commissions, fees and other incentives               7,811           5,611         2,200         39.2%
        Operating, administrative and other                  8,687           6,409         2,278         35.5%
        Depreciation and amortization                        1,053             386           667        172.8%
                                                          --------        --------       -------        -----
     Operating income                                     $    383        $  1,629       $(1,246)       -76.5%
                                                          ========        ========       =======        =====

                                    -more-

CB Commercial News Release
November 4, 1997
Page 14

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                     OPERATING RESULTS BY BUSINESS SEGMENT
        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 WITH COMPARATIVE
                    FIGURES FOR THE SIMILAR PERIODS IN 1996
                     -------------------------------------
                              OLD SEGMENT FORMAT
                     -------------------------------------

                                                                    NINE MONTHS ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------
                                                           1997            1996       DIFFERENCE     % CHANGE
                                                        ----------      ----------    ----------     --------
INVESTOR SERVICES (CONTINUED)
-----------------------------

INVESTMENT MANAGEMENT AND ADVISORY
       Revenue                                             $21,970         $22,239      $  (269)         -1.2%
       Costs and expenses:
         Commissions, fees and other incentives                 26               0           26           100%
         Operating, administrative and other                17,053          16,351          702           4.3%
         Depreciation and amortization                       2,462           2,207          255          11.6%
                                                           -------         -------      -------         -----
       Operating income                                    $ 2,429         $ 3,681      $(1,252)        -34.0%
                                                           =======         =======      =======         =====

   VALUATION & APPRAISAL SERVICES
       Revenue                                             $15,969         $13,088      $ 2,881          22.0%
       Costs and expenses:
         Commissions, fees and other incentives              7,274           6,123        1,151          18.8%
         Operating, administrative and other                 6,550           5,672          878          15.5%
         Depreciation and amortization                          99             106           (7)         -6.6%
                                                           -------         -------      -------         -----
       Operating income                                    $ 2,046         $ 1,187      $   859          72.4%
                                                           =======         =======      =======         =====

TOTAL INVESTOR SERVICES
-----------------------
       Revenue                                             $55,873         $49,362      $ 6,511          13.2%
       Costs and expenses:
         Commissions, fees and other incentives             15,111          11,734        3,377          28.8%
         Operating, administrative and other                32,290          28,432        3,858          13.6%
         Depreciation and amortization                       3,614           2,699          915          33.9%
                                                           -------         -------      -------         -----
       Operating income                                    $ 4,858         $ 6,497      $(1,639)        -25.2%
                                                           =======         =======      =======         =====

MERGER RELATED & OTHER NON-RECURRING COSTS                 $12,924         $     0      $12,924           n/a
------------------------------------------                 =======         =======      =======         =====

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